SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2003




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)



 Delaware                            1-15274                      26-0037077
(State or other jurisdiction    (Commission File No.)          (I.R.S. Employer
  of incorporation )                                         Identification No.)

6501 Legacy Drive
Plano, Texas                                            75024-3698

(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 News Release announcing 2003 first quarter consolidated earnings issued May 13, 2003.


Item 9.  Regulation FD Disclosure

     J. C. Penney Company, Inc. issued a news release on May 13, 2003, announcing its 2003 first quarter consolidated earnings. This information, attached as exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K in accordance with the interim guidance set forth in SEC Release 33-8216/34-47583.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                J. C. PENNEY COMPANY, Inc.
                                                    (Registrant)
                                                 /s/  Robert B. Cavanaugh
                                                ------------------------------
                                                   Robert B. Cavanaugh
                                                   Executive Vice President,
                                                   Chief Financial Officer


Date:  May 15, 2003
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                                  EXHIBIT INDEX



Exhibit Number                         Description

         99.1                          J. C. Penney Company, Inc. News Release
                                       issued May 13, 2003